                                  Exhibit 99





MEDIA CONTACTS:                              ANALYST CONTACTS:
   Bill Murschel     (216) 689-0457              Lee Irving       (216) 689-3564
   Mary Lou Ringle   (216) 689-0456              Vern Patterson   (216) 689-0520

WEB SITE:    www.Key.com

FOR IMMEDIATE RELEASE

                  KEYCORP REPORTS FOURTH QUARTER 1998 EARNINGS
                  --------------------------------------------

-    FEE INCOME RISES 25 PERCENT TO ALL-TIME HIGH; BOLSTERED BY MCDONALD
     ACQUISITION

-    CONTINUED STRONG COMMERCIAL LOAN GROWTH

-    STABLE ASSET QUALITY; MINIMAL EXPOSURE TO EMERGING MARKETS

-    EVOLUTION AS FINANCIAL SERVICES COMPANY CONTINUES


         CLEVELAND, January 19, 1999 -- KeyCorp (NYSE: KEY) today reported fourth-quarter earnings of $260 million, or $0.57 per diluted common share, up from $248 million, or $0.56 in the fourth quarter of 1997. Earnings for the full year were $996 million, or $2.23 per diluted common share, both amounts up 8 percent from $919 million, or $2.07, in 1997.

         Earnings per diluted common share were $0.59 for the fourth quarter, and rose 9 percent to $2.25 for the full year, after excluding the impact of merger and integration charges of $8 million recorded in connection with the October 23 acquisition of McDonald & Company Investments, Inc., and McDonald's results subsequent to the acquisition date.

         Key's return on average equity was 17.1 percent (approximately 24.0 percent on a cash earnings basis) for the fourth quarter of 1998, compared with
19.2 percent for the fourth quarter of last year. Return on average total assets was 1.31 percent (approximately 1.44 percent on a cash earnings basis) for the fourth quarter of 1998, compared with 1.38 percent in the fourth quarter of 1997. For the full year, Key's returns on average equity and assets were 18.0 percent (approximately 24.7 percent on a cash earnings basis) and 1.32 percent (approximately 1.45 percent on a cash earnings basis), respectively, compared with 18.9 percent and 1.33 percent for 1997.

         "Key continued to experience strong growth in fee income and commercial loans, coupled with stable asset quality during the fourth quarter of 1998," said Robert W. Gillespie, KeyCorp chairman

KEYCORP REPORTS FOURTH QUARTER 1998 EARNINGS
JANUARY 19, 1999
PAGE 2





and chief executive officer. "Particularly noteworthy was the fact that noninterest income reached a record high and accounted for 39 percent of total revenue, up from 36 percent the previous quarter and 30 percent a year ago, after excluding branch divestiture gains. This strong growth was underscored by Key's acquisition of McDonald & Company Investments, Inc., and was achieved despite the absence of securitization activity in a period of significant capital markets volatility. Commercial loans achieved annualized growth exceeding 10 percent for the seventh consecutive quarter, and minimal exposure to emerging markets, along with a lower nonperforming assets ratio, contributed to Key's stable asset quality. We have previously reported that we have no hedge fund exposure, nor exposure to borrowers in Russia; in light of recent developments, we can add that we have virtually no loss exposure to Brazil.

         "We are pleased with Key's overall solid performance during 1998. In addition, we are convinced that the strategies we have implemented are driving Key toward true distinctiveness as a financial services provider. We have structured our business units around selected client groups and geographies, focused our resources on high-growth opportunities and divested low-performing lines. The McDonald acquisition is an excellent example of a significant step in this strategic direction, and we could not be more pleased with how quickly we have integrated our organizations and with the client synergies we have already begun to achieve," Gillespie said.

         Net interest income in the fourth quarter of 1998 totaled $705 million, up $5 million from the prior quarter and unchanged from the fourth quarter of last year. The increase from the third quarter of 1998 reflected an annualized 12 percent increase in average earning assets to $69.5 billion, which more than offset a 9 basis point reduction in the net interest margin to 4.10 percent. Compared to the fourth quarter of 1997, average earning assets grew by $6.0 billion. The impact of this growth, however, was offset by a 40 basis point decrease in the net interest margin. The higher level of earning assets was primarily driven by commercial loans.

         Noninterest income for the fourth quarter of 1998 was $447 million, representing the highest level for any quarter in Key's history, 39 percent of total revenue and a 22 percent increase from the fourth quarter of 1997. This improvement, bolstered by the recent acquisition of McDonald, reflected strong contributions from trust and asset management (up $24 million), insurance and brokerage income (up $19 million), and investment banking and capital markets activities (up $38 million). In addition, fourth quarter results included $27 million of additional revenue related to the joint venture entered into with NOVA Information Services, Inc. a year ago. Noninterest income for the fourth quarter of 1997 totaled $366 million and included $62 million of branch divestiture gains and a net

KEYCORP REPORTS FOURTH QUARTER 1998 EARNINGS
JANUARY 19, 1999
PAGE 3



securitization loss of $31 million. There were no such branch sales or securitizations completed by Key in the fourth quarter of 1998.

         Noninterest expense totaled $685 million for the fourth quarter of 1998, compared to $630 million in the year-ago quarter. The increase came largely from higher personnel costs associated with various incentive programs, including those related to investment banking and capital markets activities. In addition, expenses in the fourth quarter of 1998 included $8 million of merger and integration charges recorded in connection with the McDonald acquisition. For the full year, noninterest expense rose $163 million, or 7 percent, from 1997, after excluding a $50 million real estate impairment charge recorded in the 1997 third quarter. This charge was taken in connection with Key's formation of a single nationwide community bank and related centralization efforts.

         The provision for loan losses for the 1998 fourth quarter was $77 million and equal to the level of net charge-offs. The provision was $6 million higher than that reported in the prior quarter and essentially unchanged from the fourth quarter of 1997. Net loan charge-offs were 0.50 percent of average loans outstanding for the quarter, compared with 0.48 percent for the prior quarter and 0.57 percent for the year-ago quarter. Key's nonperforming assets ended the fourth quarter at $404 million, or 0.65 percent of loans, plus other real estate owned and other nonperforming assets, compared with $431 million, or
0.81 percent, at December 31, 1997.

         Key's capital ratios continue to exceed all "well-capitalized" benchmarks. The tangible equity to tangible assets ratio (including capital securities receiving Tier 1 treatment) was 6.88 percent as of December 31, 1998, compared with 6.76 percent last quarter and 6.21 percent a year earlier. The improvement from the prior quarter reflected Key's fourth quarter 1998 earnings as well as the issuance of 19.3 million Key common shares in the October acquisition of McDonald. During the quarter, Key repurchased 3.3 million shares related to the closing of the McDonald transaction.

--------------------------------------------------------------------------------
This news release contains forward-looking statements which are subject to numerous assumptions, risks and uncertainties. Actual results could differ materially from those contained in or implied by such forward-looking statements for a variety of factors including: sharp and/or rapid changes in interest rates; significant changes in the economy which could materially change anticipated credit quality trends and the ability to generate loans; failure of the capital markets to function consistent with customary levels; significant delay in or inability to execute strategic initiatives designed to grow revenues and/or manage expenses; consummation of significant business combinations or divestitures; unforeseen business risks related to Year 2000 computer systems issues; and significant changes in accounting, tax, or regulatory practices or requirements.
--------------------------------------------------------------------------------
                                      # # #

KEYCORP REPORTS FOURTH QUARTER 1998 EARNINGS
JANUARY 19, 1999
PAGE 4
                              FINANCIAL HIGHLIGHTS
                 (dollars in millions, except per share amounts)


                                                                                    Three months ended
                                                                    --------------------------------------------
                                                                      12-31-98       09-30-98        12-31-97
                                                                    -----------   -------------   --------------

SUMMARY OF OPERATIONS
    Net interest income (TE)                                               $713           $708             $716
    Provision for loan losses                                                77             71               76
    Noninterest income                                                      447            392              366
    Noninterest expense                                                     685            647              630
    Net income                                                              260            252              248

PER COMMON SHARE
    Net income                                                             $.58           $.57             $.56
    Net income - assuming dilution                                          .57            .57              .56
    Cash dividends                                                         .235           .235              .21
    Book value at period end                                              13.63          12.73            11.83
    Market price at period end                                            32.00          28.88            35.41

AT PERIOD END
    Full-time equivalent employees                                       25,862         24,586           24,595
    Full-service banking offices                                            968            961            1,015

PERFORMANCE RATIOS
    Return on average total assets                                         1.31%          1.32%            1.38%
    Return on average equity                                              17.12          18.14            19.16
    Efficiency(1)                                                         57.75          57.09            56.81
    Overhead(2)                                                           31.56          33.33            36.17
    Net interest margin (TE)                                               4.10           4.19             4.50

CAPITAL RATIOS AT PERIOD END
    Equity to assets(3)                                                    8.64%          8.11%            7.71%
    Tangible equity to tangible assets(3)                                  6.88           6.76             6.21
    Tier 1 risk-adjusted capital(4)                                        7.01           7.01             6.65
    Total risk-adjusted capital(4)                                        11.35          11.61            10.83
    Leverage(4)                                                            6.95           6.88             6.40


 1 Calculated as noninterest expense (excluding certain nonrecurring charges and distributions on capital securities) divided by taxable-equivalent net interest income plus noninterest income (excluding net securities transactions and gains from bank and branch divestitures).

 2 Calculated as noninterest expense (excluding certain nonrecurring charges and distributions on capital securities) less noninterest income (excluding net securities transactions and gains from bank and branch divestitures) divided by taxable-equivalent net interest income.

 3 Excluding capital securities receiving Tier 1 treatment, these ratios at 12-31-98 are 7.71% and 5.93%, respectively; at 9-30-98 are 7.15% and 5.79%, respectively; and at 12-31-97 are 7.03% and 5.52%, respectively.

 4  12-31-98 ratio is estimated.

TE = Taxable Equivalent


KEYCORP REPORTS FOURTH QUARTER 1998 EARNINGS
JANUARY 19, 1999
PAGE 5
                              FINANCIAL HIGHLIGHTS
                 (dollars in millions, except per share amounts)


                                                                                           Three months ended
                                                                         -------------------------------------------------------
                                                                            12-31-98            09-30-98           12-31-97
                                                                         ----------------   -----------------   ----------------
ASSET QUALITY
    Net loan charge-offs                                                       $    77             $    71             $    76
    Net loan charge-offs to average loans                                          .50%                .48%                .57%
    Allowance for loan losses                                                  $   900             $   900             $   900
    Allowance for loan losses to
      period end loans                                                            1.45%               1.51%               1.69%
    Allowance for loan losses to
      nonperforming loans                                                       246.58              250.00              236.22
    Nonperforming loans at period end                                          $   365             $   360             $   381
    Nonperforming assets at period end                                             404                 402                 431
    Nonperforming loans to period end loans                                        .59%                .61%                .71%
    Nonperforming assets to period end loans plus
      OREO and other nonperforming assets                                          .65                 .68                 .81

                                                                                                  Twelve months ended
                                                                                          ------------------------------------
                                                                                              12-31-98           12-31-97
                                                                                          -----------------   ----------------
SUMMARY OF OPERATIONS
    Net interest income (TE)                                                                        $2,783             $2,838
    Provision for loan losses                                                                          297                320
    Noninterest income                                                                               1,575              1,306
    Noninterest expense                                                                              2,548              2,435
    Net income                                                                                         996                919

PER COMMON SHARE
    Net income                                                                                      $ 2.25             $ 2.09
    Net income - assuming dilution                                                                    2.23               2.07
    Cash dividends                                                                                     .94                .84

PERFORMANCE RATIOS
    Return on average total assets                                                                    1.32%              1.33%
    Return on average equity                                                                         17.97              18.89
    Efficiency 1                                                                                     57.61              57.50
    Overhead 2                                                                                       34.35              39.64
    Net interest margin (TE)                                                                          4.18               4.62

ASSET QUALITY
    Net loan charge-offs                                                                              $297               $293
    Net loan charge-offs to average loans                                                              .52%               .57%


KEYCORP REPORTS FOURTH QUARTER 1998 EARNINGS
JANUARY 19, 1999
PAGE 6
                           CONSOLIDATED BALANCE SHEETS
                              (dollars in millions)


                                                                            12-31-98            09-30-98           12-31-97
                                                                         ----------------   -----------------   ----------------
ASSETS
    Loans                                                                        $62,012             $59,444            $53,380
    Investment securities                                                            976                 984              1,230
    Securities available for sale                                                  5,278               5,928              7,708
    Short-term investments                                                         1,974               2,212              1,928
                                                                         ----------------   -----------------   ----------------
      Total earning assets                                                        70,240              68,568             64,246
    Allowance for loan losses                                                       (900)               (900)              (900)
    Cash and due from banks                                                        3,296               2,750              3,651
    Premises and equipment                                                           902                 876                985
    Goodwill                                                                       1,430               1,038              1,071
    Other intangible assets                                                           79                  83                105
    Corporate owned life insurance                                                 2,008               1,974              1,895
    Other assets                                                                   2,965               3,302              2,646
                                                                         ----------------   -----------------   ----------------
      TOTAL ASSETS                                                               $80,020             $77,691            $73,699
                                                                         ================   =================   ================



LIABILITIES
    Deposits in domestic offices:
      Noninterest-bearing                                                       $  9,540            $  8,732           $  9,368
      Interest-bearing                                                            32,091              31,841             32,005
    Deposits in foreign offices-interest-bearing                                     952               2,024              3,700
                                                                         ----------------   -----------------   ----------------
      Total deposits                                                              42,583              42,597             45,073
    Federal funds purchased and securities
      sold under repurchase agreements                                             4,468               6,652              6,979
    Bank notes and other short-term borrowings                                     9,728               7,576              5,967
    Other liabilities                                                              3,110               2,963              2,303
    Long-term debt                                                                12,967              11,353              7,446
                                                                         ----------------   -----------------   ----------------
      TOTAL LIABILITIES                                                           72,856              71,141             67,768

Capital securities of subsidiary trusts                                              997                 997                750

SHAREHOLDERS' EQUITY                                                               6,167               5,553              5,181

      TOTAL LIABILITIES, CAPITAL SECURITIES
           OF SUBSIDIARY TRUSTS AND                                      ----------------   -----------------   ----------------
           SHAREHOLDERS' EQUITY                                                  $80,020             $77,691            $73,699
                                                                         ================   =================   ================

Common Shares outstanding (000)                                                  452,452             436,092            438,064



KEYCORP REPORTS FOURTH QUARTER 1998 EARNINGS
JANUARY 19, 1999
PAGE 7

                                                        CONSOLIDATED STATEMENTS OF INCOME
                                                 (dollars in millions, except per share amounts)

                                                                                           Three months ended
                                                                         -------------------------------------------------------
                                                                            12-31-98            09-30-98           12-31-97
                                                                         ----------------   -----------------   ----------------
INTEREST INCOME                                                                   $1,411              $1,415             $1,365

INTEREST EXPENSE                                                                     706                 715                660

                                                                         ----------------   -----------------   ----------------
NET INTEREST INCOME                                                                  705                 700                705
Provision for loan losses                                                             77                  71                 76
                                                                         ----------------   -----------------   ----------------

                                                                                     628                 629                629

NONINTEREST INCOME
    Trust and asset management income                                                 96                  82                 72
    Service charges on deposit accounts                                               76                  77                 77
    Investment banking and capital markets income                                     80                  62                 42
    Corporate owned life insurance income                                             32                  25                 25
    Insurance and brokerage income                                                    43                  22                 24
    Credit card fees                                                                  18                  18                 23
    Loan securitization income (loss)                                                  3                  14                (31)
    Net securities gains                                                               5                  --                  1
    Gains from sales of branches/subsidiaries                                         27                  --                 62
    Other income                                                                      67                  92                 71
                                                                         ----------------   ------------------------------------
      Total noninterest income                                                       447                 392                366

NONINTEREST EXPENSE
    Personnel                                                                        343                 317                309
    Net occupancy                                                                     56                  58                 58
    Equipment                                                                         51                  46                 46
    Computer processing                                                               49                  46                 36
    Marketing                                                                         19                  25                 21
    Amortization of intangibles                                                       24                  22                 22
    Professional fees                                                                 16                  14                 13
    Other expense                                                                    127                 119                125
                                                                         ----------------   -----------------   ----------------
      Total noninterest expense                                                      685                 647                630
                                                                         ----------------   -----------------   ----------------

INCOME BEFORE INCOME TAXES                                                           390                 374                365
    Income taxes                                                                     130                 122                117
                                                                         ----------------   -----------------   ----------------
NET INCOME                                                                       $   260             $   252            $   248
                                                                         ================   =================   ================

Net income per Common Share                                                         $.58                $.57               $.56
Net income per Common Share - assuming dilution                                      .57                 .57                .56

Wtd. avg. Common Shares (000)                                                    449,949             438,856            438,746
Wtd. avg. Common Shares and potential
    Common Shares (000)                                                          454,527             443,750            445,152
Taxable-equivalent adjustment                                                         $8                  $8                $11


KEYCORP REPORTS FOURTH QUARTER 1998 EARNINGS
JANUARY 19, 1999
PAGE 8

                                                        CONSOLIDATED STATEMENTS OF INCOME
                                                 (dollars in millions, except per share amounts)

                                                                                                    Twelve months ended
                                                                                         ---------------------------------------
                                                                                                12-31-98           12-31-97
                                                                                         --------------------   ----------------
INTEREST INCOME                                                                                       $5,525             $5,262

INTEREST EXPENSE                                                                                       2,776              2,468

                                                                                         --------------------   ----------------
NET INTEREST INCOME                                                                                    2,749              2,794
Provision for loan losses                                                                                297                320
                                                                                         --------------------   ----------------

                                                                                                       2,452              2,474

NONINTEREST INCOME
    Trust and asset management income                                                                    335                266
    Service charges on deposit accounts                                                                  306                299
    Investment banking and capital markets income                                                        239                119
    Corporate owned life insurance income                                                                104                 85
    Insurance and brokerage income                                                                       111                 88
    Credit card fees                                                                                      68                 96
    Loan securitization income (loss)                                                                     35                (12)
    Net securities gains                                                                                   9                  1
    Gains from sales of branches/subsidiaries                                                             89                151
    Other income                                                                                         279                213
                                                                                         --------------------   ----------------
      Total noninterest income                                                                         1,575              1,306

NONINTEREST EXPENSE
    Personnel                                                                                          1,256              1,181
    Net occupancy                                                                                        226                222
    Equipment                                                                                            185                177
    Computer processing                                                                                  176                131
    Marketing                                                                                            100                 86
    Amortization of intangibles                                                                           91                 87
    Professional fees                                                                                     62                 47
    Other expense                                                                                        452                504
                                                                                         --------------------   ----------------
      Total noninterest expense                                                                        2,548              2,435
                                                                                         --------------------   ----------------

INCOME BEFORE INCOME TAXES                                                                             1,479              1,345
    Income taxes                                                                                         483                426
                                                                                         --------------------   ----------------
NET INCOME                                                                                           $   996            $   919
                                                                                         ====================   ================

Net income per Common Share                                                                            $2.25              $2.09
Net income per Common Share - assuming dilution                                                         2.23               2.07

Wtd. avg. Common Shares (000)                                                                        441,895            439,042
Wtd. avg. Common Shares and potential
    Common Shares (000)                                                                              447,437            444,544
Taxable-equivalent adjustment                                                                            $34                $44



KEYCORP REPORTS FOURTH QUARTER 1998 EARNINGS
JANUARY 19, 1999
PAGE 9

                  CONSOLIDATED QUARTERLY AVERAGE BALANCE SHEETS
                                  (in millions)

                                                                                           Three months ended
                                                                         -------------------------------------------------------
                                                                            12-31-98            09-30-98           12-31-97
                                                                         ----------------   -----------------   ----------------
ASSETS
    Loans                                                                        $60,656             $58,559            $53,304
    Investment securities                                                          1,002                 995              1,270
    Securities available for sale                                                  6,066               6,175              7,502
    Short-term investments                                                         1,747               1,728              1,404
                                                                         ----------------   -----------------   ----------------
      Total earning assets                                                        69,471              67,457             63,480
    Allowance for loan losses                                                       (888)               (888)              (893)
    Cash and due from banks                                                        2,655               2,481              2,738
    Other assets                                                                   7,730               6,836              6,165
                                                                         ----------------   -----------------   ----------------
      TOTAL ASSETS                                                               $78,968             $75,886            $71,490
                                                                         ================   =================   ================


LIABILITIES
    Deposits in domestic offices:
      Noninterest-bearing                                                      $   8,810           $   8,485          $   8,750
      Interest-bearing                                                            32,072              31,425             32,433
    Deposits in foreign offices-interest-bearing                                     366                 954              1,663
                                                                         ----------------   -----------------   ----------------
      Total deposits                                                              41,248              40,864             42,846
    Federal funds purchased and securities
      sold under repurchase agreements                                             5,205               7,456              7,335
    Bank notes and other short-term borrowings                                    10,171               7,305              5,678
    Other liabilities                                                              3,057               2,724              2,304
    Long-term debt                                                                12,265              11,029              7,443
                                                                         ----------------   -----------------   ----------------
      TOTAL LIABILITIES                                                           71,946              69,378             65,606

Capital securities of subsidiary trusts                                              997                 997                750

SHAREHOLDERS' EQUITY                                                               6,025               5,511              5,134


      TOTAL LIABILITIES, CAPITAL SECURITIES
           OF SUBSIDIARY TRUSTS AND                                      ----------------   -----------------   ----------------
           SHAREHOLDERS' EQUITY                                                  $78,968             $75,886            $71,490
                                                                         ================   =================   ================



KEYCORP REPORTS FOURTH QUARTER 1998 EARNINGS
JANUARY 19, 1999
PAGE 10

                CONSOLIDATED YEAR-TO-DATE AVERAGE BALANCE SHEETS
                                  (in millions)

                                                                                                    Twelve months ended
                                                                                         ---------------------------------------
                                                                                                12-31-98           12-31-97
                                                                                         --------------------   ----------------
ASSETS
    Loans                                                                                            $57,422            $51,415
    Investment securities                                                                              1,083              1,474
    Securities available for sale                                                                      6,610              7,629
    Short-term investments                                                                             1,563                782
                                                                                         --------------------   ----------------
      Total earning assets                                                                            66,678             61,300
    Allowance for loan losses                                                                           (888)              (875)
    Cash and due from banks                                                                            2,583              2,623
    Other assets                                                                                       6,908              5,902
                                                                                         --------------------   ----------------
      TOTAL ASSETS                                                                                   $75,281            $68,950
                                                                                         ====================   ================


LIABILITIES
    Deposits in domestic offices:
      Noninterest-bearing                                                                            $ 8,509            $ 8,536
      Interest-bearing                                                                                31,850             33,425
    Deposits in foreign offices-interest-bearing                                                         913              1,812
                                                                                         --------------------   ----------------
      Total deposits                                                                                  41,272             43,773
    Federal funds purchased and securities
      sold under repurchase agreements                                                                 6,635              6,942
    Bank notes and other short-term borrowings                                                         7,975              4,741
    Other liabilities                                                                                  2,681              2,074
    Long-term debt                                                                                    10,296              5,906
                                                                                         --------------------   ----------------
      TOTAL LIABILITIES                                                                               68,859             63,436

Capital securities of subsidiary trusts                                                                  879                648

SHAREHOLDERS' EQUITY                                                                                   5,543              4,866

      TOTAL LIABILITIES, CAPITAL SECURITIES
           OF SUBSIDIARY TRUSTS AND                                                      --------------------   ----------------
           SHAREHOLDERS' EQUITY                                                                      $75,281            $68,950
                                                                                         ====================   ================
